SUPPLEMENT DATED MAY 2, 2012
TO
PROSPECTUS DATED MAY 1, 2003

WEALTHQUEST VARIABLE ANNUITY II
ISSUED BY
AMERICAN NATIONAL INSURANCE COMPANY
THROUGH ITS
AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT

This supplement amends your prospectus.  Please read it carefully and keep it with your prospectus for future reference.

As American National Insurance Company will observe the Thanksgiving and Christmas holidays by being closed for business on Friday, November 23, 2012, and Monday, December 24, 2012, in the sub-section entitled “Contract Transactions” on page 17 is amended to read as follows:

Surrenders and transfers requested by you and purchase payments (except for“Proper Lockbox Payments” as defined in the “Contract Application and Purchase Payments” section)r) made by you are processed only on Valuation Dates that American National Insurance Company is open for business.  American National Insurance Company is closed for business on Friday, November 23, 2012, and Monday, December 24, 2012, in observation of the Thanksgiving and Christmas holidays.  On Valuation Dates American National Insurance Company is closed for business, only automated transactions (i.e. monthly deductions, periodic charges, dollar cost averaging program, portfolio rebalancing program, systematic withdrawal program) and “Proper Lockbox Payments” as defined in the “Contract Application and Purchase Payments” section are processed.  All other transactions will be processed on the next Valuation Date that we are open for business.

As American National Insurance Company uses a bank to automatically process lockbox  payments it is important that “Proper Lockbox Payments” be received.  Accordingly the sub-section entitled “Contract Application and Purchase Payments” on page 17 is amended to read as follows:

To purchase a Contract, you must complete an application and send the minimum Purchase Payment to American National Processing Center, Variable Contracts, P.O. Box 696893, San Antonio, Texas  78269.. (See “Allocation of Purchase Payments”, page 17.) If your application cannot be processed within five days after receipt, we will request your permission to retain the payment until the completed application is received. If the application is not completed, and we do not receive such permission within five days after receipt of the payment, we will return your payment. We will credit your initial Purchase Payment to the Contract within two business days after a completed application is received at our processing center.

You have a “free look” period during which you can return the Contract to our processing center and get a refund. The refund will equal the greater of (1) all of your Purchase Payments or (2) Accumulation Value plus charges deducted by us during such period. The “free look” period is established by state law and generally runs ten days after you receive a Contract. We require that Purchase Payments received by us during the 15-day period after the Date of Issue be allocated to the Fidelity Money Market Portfolio. Thereafter, amounts allocated to such subaccount and Purchase Payments paid are allocated as directed by you. No Surrender Charges are assessed on refunds.

You may make Purchase Payments by check drawn on a U.S. Bank in U.S. dollars and made payable to "American National Insurance Company" or "ANICO."  If you do not receive a billing statement, send your additional Purchase Payments (after the initial Purchase Payment) directly to American National Processing Center, Variable Contracts, P.O. Box 696893, San Antonio, Texas  78269.  If you receive a billing statement, you may send a Proper Lockbox Payment in the pre-printed envelope to our lockbox at P.O. Box 4531, Houston, Texas 77210-4531.  A "Proper Lockbox Payment" is defined as a Purchase Payment (1) accompanied by a billing notice; (2) in the exact amount of the Purchase Payment, as specified in the billing notice; and (3) for a contract that is in force and has not been surrendered.  If an additional Purchase Payment is received at our lockbox that is not a Proper Lockbox Payment,  the additional Purchase Payment and any accompanying material will be forwarded to our processing center, which will cause a delay in the processing of the requested transaction for an in force contract.  If the additional Purchase Payment is for a contract that is no longer in force, it will not be processed and will be returned to you.

As part of its business continuity planning, American National Insurance Company has established the American National Processing Center, Variable Contracts, P.O. Box 696893, San Antonio, Texas 78269, to coordinate the processing of all service and transaction requests.

Accordingly, delete the following references to “Home Office” and replace with “American National  Processing Center, Variable Contracts, P.O. Box 696893, San Antonio, Texas  78269:

1.	Pages 6-7, the section entitled “How Do I Purchase a Contract?”
2.	Page 17, the sub-section entitled “Allocation of Purchase Payments.”
3.	Page 23, the second paragraph of the sub-section entitled “Surrenders.”
4.	Pages 28-29, the sub-section entitled “Annuity Options.”